EXHIBIT 10.1








                               CONAGRA FOODS, INC.

                            NONQUALIFIED PENSION PLAN

                              AMENDED AND RESTATED

                               CONAGRA FOODS, INC.
                            NONQUALIFIED PENSION PLAN

                                TABLE OF CONTENTS


ARTICLE/SECTION    TITLE/SECTION HEADINGS                                 PAGE


I                 DEFINITIONS AND CONSTRUCTION OF THE PLAN DOCUMENT........1
                  1.01  Accrued Benefit....................................1
                  1.02  Affiliated Company.................................1
                  1.03  Beneficiary........................................1
                  1.04  Board..............................................1
                  1.05  Change in Control..................................1
                  1.06  Code...............................................2
                  1.07  Committee..........................................2
                  1.08  Company............................................2
                  1.09  Employee...........................................2
                  1.10  Employer...........................................2
                  1.11  Executive..........................................2
                  1.12  Lamb-Weston Supplemental Plan......................2
                  1.13  Participant........................................2
                  1.14  Pilot..............................................2
                  1.15  Pilot's Benefits...................................2
                  1.16  Plan...............................................2
                  1.17  Plan Administrator.................................2
                  1.18  Plan Year..........................................2
                  1.19  Salaried Plan......................................2
                  1.20  Termination of Service.............................3
                  1.21  Gender and Number..................................3
                  1.22  Titles.............................................3

II                ELIGIBILITY AND PARTICIPATION............................3
                  2.01  Eligibility to Participate.........................3

III               AMOUNT OF BENEFITS.......................................4
                  3.01  Amount of Benefits.................................4

IV                TIME AND FORM OF PAYMENT.................................8
                  4.01  Time of Payment....................................8
                  4.02  Form of Payment....................................8
                  4.03  Method of Payment..................................9

V                 BENEFICIARY..............................................9
                  5.01  Beneficiary Designation............................9
                  5.02  Proper Beneficiary.................................9
                  5.03  Minor or Incompetent Beneficiary...................9

VI                ADMINISTRATION OF THE PLAN...............................9
                  6.01  Majority Vote......................................9
                  6.02  Finality of Determination..........................9
                  6.03  Certificates and Reports..........................10
                  6.04  Indemnification and Exculpation...................10
                  6.05  Expenses..........................................10

VII               CLAIMS PROCEDURE........................................10
                  7.01  Written Claim.....................................10
                  7.02  Denied Claim......................................10
                  7.03  Review Procedure..................................11
                  7.04  Committee Review..................................11

VIII              NATURE OF COMPANY'S OBLIGATION..........................11
                  8.01  Employer's Obligation.............................11
                  8.02  Creditor Status...................................11

IX                MISCELLANEOUS...........................................11
                  9.01  Written Notice....................................11
                  9.02  Change of Address.................................12
                  9.03  Merger, Consolidation or Acquisition..............12
                  9.04  Amendment and Termination.........................12
                  9.05  Employment........................................12
                  9.06  Nontransferability................................12
                  9.07  Legal Fees........................................12
                  9.08  Tax Withholding...................................12
                  9.09  Acceleration of Payment...........................12
                  9.10  Applicable Law....................................13
                  9.11 Effective Date.....................................13

APPENDICES:       APPENDIX A - BRIP Grandfathered Executives

                  APPENDIX B - BRIP Grandfathered Supplemental

                  APPENDIX C - Officers Group (50-50 Plan)

                  APPENDIX D - Directors Group (40% Plan)

                  APPENDIX E - National Foods Grandfathered at Age 62

                  APPENDIX F - National Foods Grandfathered at Age 65

                                    PREAMBLE


The purpose of this Nonqualified Pension Plan is to provide payments of equivalent value from the general assets of ConAgra Foods, Inc. to those participants in the ConAgra Foods, Inc. Pension Plan for Salaried Employees (Salaried Plan) who, due to the application of United States Internal Revenue Code Sections 415 and 401(a)(17), are precluded from receiving from the assets of the Salaried Plan all the payments to which they would otherwise be entitled. The Plan expresses ConAgra Foods' commitment to provide such equivalent payments and sets forth the method for doing so. This Plan is also intended to provide additional benefits on an unfunded basis to certain selected management and highly compensated employees.

                                    ARTICLE I

                DEFINITIONS AND CONSTRUCTION OF THE PLAN DOCUMENT


1.01 "Accrued Benefit" means the benefit which is calculated under Section 3.01 of the Salaried Plan.

1.02 "Affiliated Company" means any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes an Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with an Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes an Employer; or any other entity required to be aggregated with an Employer pursuant to regulations under Section 414(o) of the Code.

1.03 "Beneficiary" means the person or persons or the estate of a Participant entitled to receive any benefits under this Plan.

1.04 "Board" means the Board of Directors of ConAgra Foods, Inc.

1.05 "Change in Control" means

(a) The acquisition (other than from ConAgra Foods) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), (excluding for this purpose, ConAgra Foods or its subsidiaries, or any employee benefit plan of ConAgra Foods or its subsidiaries which acquires beneficial ownership of voting securities of ConAgra Foods) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the then outstanding shares of common stock or the combined voting power of ConAgra Foods' then outstanding voting securities entitled to vote generally in the election of directors, or

(b) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by ConAgra Foods' shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(c) Consummation of a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of ConAgra Foods immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of ConAgra Foods or of the sale of all or substantially all of the assets of ConAgra Foods.

1.06 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.07 "Committee" means the Human Resource Committee of the Board.

1.08 "Company" means ConAgra Foods, Inc.

1.09 "Employee" means an individual employed by an Employer.

1.10 "Employer" means ConAgra Foods, Inc. and any entity which has adopted the Plan.

1.11 "Executive" means any member of management of an Employer or any highly compensated employee.

1.12 "Lamb-Weston Supplemental Plan" means the Lamb-Weston Supplemental Plan which is merged into this Plan, as defined in this Section, effective December 31, 2002. This Plan accepts the obligation for benefits due by the Lamb-Weston Supplemental Plan for current and former employees and provides additional accrual of benefits for active Participants as provided in Article III of the Plan.

1.13 "Participant" means a person who is or was employed by an Employer and who is eligible for the Plan as defined in Article III.

1.14 "Pilot" means an Employee who functions as a pilot or copilot for ConAgra Foods' flight operations and is eligible for "Pilot's Benefits" as defined in
Section 3.01(d) of the Plan.

1.15 "Pilot's Benefits" are the benefits provided under the Plan for Pilots which are defined in Section 3.01(d) of the Plan.

1.16 "Plan" means the ConAgra Foods, Inc. Nonqualified Pension Plan as described in this instrument and as amended from time to time.

1.17 "Plan Administrator" means the ConAgra Foods Employee Benefits Committee or such person or persons designated by the Committee from time to time.

1.18 "Plan Year" means the calendar year.

1.19 "Salaried Plan" means the ConAgra Foods, Inc. Pension Plan for Salaried Employees.

1.20 "Termination of Service" or similar expression means the termination of the Participant's employment as a regular Employee of any Employer.

1.21 Gender and Number Wherever the context so requires, masculine pronouns include the feminine and singular words shall include the plural.

1.22 Titles Titles of the Articles of this Plan are included for ease of reference only and are not to be used for the purpose of construing any portion or provision of this Plan document.


                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION


2.01 Eligibility to Participate

     2.01(a) An Employee who has become a participant in the Salaried Plan shall become eligible to participate in this Plan, provided payment of the Participant's Accrued Benefit is limited as described in Section 3.01(a) of this Plan and provided (i) the Employee's most recent date of hire was prior to June 1, 2001, or (ii) any Employee who has been selected by the Committee or the Employer to receive a benefit under Section 3.01(a).

     2.01(b) An Executive who has been selected by the Committee or the Employer to receive a benefit under Section 3.01(b) shall be eligible to participate in the Plan and receive benefits described in said Section 3.01(b).

     2.01(c) An Executive who has been selected by the Committee or the Employer to receive certain benefits under this Plan shall become eligible to participate in this Plan and receive benefits described in Section 3.01(c) of this Plan.

     2.01(d) A Pilot who is a participant in the Salaried Plan shall become eligible to participate in the Plan and receive a benefit described in
     Section 3.01(d).

     2.01(e) Effective January 1, 2003, each Participant in the Lamb-Weston Supplemental Plan will become a Participant in the Plan and each active Participant in the Lamb-Weston Supplemental Plan will accrue benefits as provided in Section 3.01(e).

     2.01(f) An Employee who is a participant in the Salaried Plan and is listed on an Appendix shall become eligible to participate in the Plan and receive a benefit described in the applicable subsection of Section 3.01.

                                   ARTICLE III

                               AMOUNT OF BENEFITS


3.01 Amount of Benefits Except as specifically provided in an individual agreement under Section 3.01(c), the benefits from this Plan complement benefits payable from the Salaried Plan and are subject to the same eligibility, vesting provisions and ancillary benefits applicable to the Participant in that Plan. The amounts defined in this Article III are total benefits. The benefits payable from the Plan are the total benefits defined in this Article III less benefits payable to the Participant under Section 4.01 of the Salaried Plan or any other qualified plan providing pension benefits for the period of employment for which Credited Service is provided under this Plan. The total benefits for Participants are as follows:

     3.01(a) With respect to any participant in the Salaried Plan whose benefits from that plan are limited under Internal Revenue Code Section 401(a)(17), the total benefit is the total Accrued Benefit to which the Participant would have been entitled under the Salaried Plan formula applicable to the Participant disregarding any limitation or reduction brought about by the amendment to Section 401(a)(17) of the Internal Revenue Code contained in the Omnibus Budget Reconciliation Act of 1993 and effective for plan years beginning on or after January 1, 1994. For purposes of this section, the limitation under Code Section 401(a)(17) as indexed and in effect on the last day of the Plan Year prior to the effective date of the OBRA `93 amendment shall apply and shall be adjusted for cost-of-living increases concurrently with any adjustment to the current limit under Code Section 401(a)(17) by multiplying the limit applicable under this section by a fraction the numerator of which is the Code Section 401(a)(17) limit immediately after the adjustment (disregarding the change in 2002 made by the Economic Growth and Tax Relief Reconciliation Act of 2001) and the denominator of which is the Code Section 401(a)(17) limit effective for plan years beginning in 1994, with the result truncated to the next lower multiple of $10,000. No further adjustments will be made in the limit after 2002 resulting in the following limits on pay under this paragraph:

             -------------------------------- ----------------------------
                         Year(s)*                      Limit ($)*
             -------------------------------- ----------------------------

                          1994                          235,840
                          1995                          235,840
                          1996                          235,840
                          1997                          250,000
                          1998                          250,000
                          1999                          250,000
                          2000                          260,000
                          2001                          260,000
                       After 2001                       280,000

     *For years prior to 1994 the limitation was per IRC 401(a)(17).

     3.01(b) With respect to any Executive in the Salaried Plan, the total benefits to which the Participant would be entitled computed under the Salaried Plan formula applicable to that Participant disregarding any reductions, restrictions, or limitations brought about by Code Section 415 or Code Section 401(a)(17).

     3.01(c) With respect to any Executive hereof, to the extent that such Executive has been selected to participate in this Plan pursuant to Section 2.01(c) hereof, the total benefits under this subsection 3.01(c) shall be such amount as determined by the Board, the Committee, the Employer, or the Plan Administrator in its sole and absolute discretion. Such payments may be designated to provide benefits under plan formulas which have been frozen or which were provided pursuant to plans which were terminated by the Employer or Affiliated Company or were sponsored by a prior employer or which are not otherwise provided under a qualified plan maintained by the Employer or as provided in an agreement specific to the Executive.

     3.01(d) A Pilot who terminates employment on or after his 62nd birthday shall be eligible for Pilot's Benefits under this paragraph. The total benefit shall be calculated as in 3.01(a) above with no reduction for commencement of benefits prior to age 65 but with the adjustments in (i),
     (ii), and (iii) as follows:

     (i) Average Monthly Pay shall be calculated as if the Pilot had attained age 65 and assuming the Pilot's base pay as of the date of the calculation continued to the Pilot's age 65,

     (ii) Credited Service for purposes of the Plan will be changed to the Credited Service the Pilot would have earned under the Salaried Plan had he worked continuously until age 65, and

    (iii) A Pilot who has satisfied the plan's eligibility requirements and is an active Participant at age 62 will be vested in the Pilot's Benefits, regardless of the Pilot's Vesting Service.

     3.01(e) Effective January 1, 2003, each active Participant in the Lamb-Weston Supplemental Plan on December 31, 2002 will become an active Participant in the Plan and accrue benefits as provided in this paragraph. With respect to such participant the total benefit is the total Accrued Benefit to which the Participant would have been entitled under Supplement Thirty-two of the Salaried Plan disregarding any limitation or reduction brought about by the amendment to Section 401(a)(17) of the Internal Revenue Code contained in the Omnibus Budget Reconciliation Act of 1993 and effective for plan years beginning on or after January 1, 1994. For purposes of this section, the limitation under Code Section 401(a)(17) as indexed and in effect on the last day of the Plan Year prior to the effective date of the OBRA `93 amendment shall apply and shall be adjusted for cost-of-living increases. No further adjustments will be made in the limit after 2002 resulting in the following limits on pay under this paragraph:

          -------------------------------- -----------------------------
                     Year(s)*                       Limit ($)*
          -------------------------------- -----------------------------

                      1994                          242,280
                      1995                          248,700
                      1996                          255,300
                      1997                          263,440
                      1998                          268,360
                      1999                          272,520
                      2000                          279,660
                      2001                          289,260
                   After 2001                       294,620

     *For years prior to 1994 the limitation was per IRC 401(a)(17).

     3.01(f) For a participant listed on Appendix A, total benefits under this subsection 3.01(f) shall be the greater of the amount determined under 3.01(b) above or the amount determined under Supplement Twenty-four Section 3.01(c) of the Salaried Plan calculated based on the following:

     (i) Final Average Monthly Earnings is determined as of the date of calculation and is not limited as required under Code Section 401(a)(17),

     (ii) benefits are calculated as if all Credited Service for the participant under the Plan was Credited Service earned prior to March 1, 1994,

     (iii) reduced for early commencement, if applicable, as provided in Supplement Twenty-four Section 3.03(c), and

     (iv) disregarding the eligibility requirements of that section.

     3.01(g) For a participant listed on Appendix B, total benefits under this subsection 3.01(g) shall be the greater of the amount determined under 3.01(a) above or the amount determined under Supplement Twenty-four Section 3.01(c) of the Salaried Plan calculated based on the following:

     (i) Final Average Monthly Earnings is determined as of the date of calculation and is limited as indicated in section 3.01(a) above,

     (ii) benefits are calculated as if all Credited Service for the participant under the Plan was Credited Service earned prior to March 1, 1994,

     (iii) reduced for early commencement, if applicable, as provided in Supplement Twenty-four Section 3.03(c), and

     (iv) disregarding the eligibility requirements of that section.

     3.01(h) For a participant listed on Appendix C, total benefits under this subsection 3.01(h) shall be the greatest of (i), (ii) or (iii) below:

     (i)  the amount determined under 3.01(b) above, or

     (ii) the amount determined under Supplement Twenty-five Section 3.01(c) of the Salaried Plan with the following modifications:

          (I) Final Average Monthly Earnings is determined as of the date of calculation and is not limited as required under Code Section 401(a)(17),

          (II) Pay as defined in Section 1.24 of Supplement Twenty-five will be defined for all years using the definition applicable to periods before January 1, 1993 and considers severance pay, if any, paid to the participant as Pay under that Section,

         (III) benefits are calculated as if all Credited Service for the participant under the Plan was Credited Service earned prior to March 1, 1994,

          (IV) reduced  for early  retirement,  if  applicable,  as  provided in
               Section 3.03(c) of Supplement Twenty-five, and

          (V)  disregarding the eligibility requirements of that section.

    (iii) the benefit payable under the Hunt-Wesson Foods, Inc. Salaried Pension Plan (Amended and Restated as of June 30, 1985), in existence on February 28, 1989 calculated with the following modifications:

          (I)  Final Average  Compensation is not limited as required under Code
               Section 401(a)(17),

          (II) Compensation considers severance pay, if any, paid to the participant,

         (III) benefits are calculated as if all Credited Service for the participant under the Plan was Credited Service, and

          (IV) disregarding  application of any  limitations  under Code Section
               415.

     3.01(i) For a participant listed on Appendix D, total benefits under this subsection 3.01(i) shall be the greater of (i) and (ii) below:

     (i)  the amount determined under 3.01(a) above, or

     (ii) the amount determined under Supplement Twenty-five Section 3.01(c) of the Salaried Plan with the following modifications:

          (I) Final Average Monthly Earnings is determined as of the date of calculation and is not limited as required under Code Section 401(a)(17),

          (II) Pay as defined in Section 1.24 of Supplement Twenty-five will be defined for all years using the definition applicable to periods before January 1, 1993 and considers severance pay, if any, paid to the participant as Pay under that Section,

          (III) benefits are calculated as if all Credited Service for the participant under the Plan was Credited Service earned prior to March 1, 1994,

          (IV) reduced  for early  retirement,  if  applicable,  as  provided in
               Section 3.03(c) of Supplement Twenty-five, and

          (V)  disregarding the eligibility requirements of that section.

     3.01(j) For a participant listed on Appendix E who remains continuously employed by an Affiliated Company after July 31, 1997 and retires from active employment on or after age 62, the total benefits under this subsection 3.01(j) shall be the amount determined under Supplement
     Twenty-nine Section 3.01(b)(iv) of the Salaried Plan with the following modifications or clarifications:

     (i) Final Average Monthly Earnings is determined as of the date of calculation, and is limited under Code Section 401(a)(17) as defined by the Salaried Plan,

     (ii) benefits are calculated using the Credited Service at age 62 for the participant under the Plan and treating that Credited Service as if it was earned prior to August 1, 1997,

     (iii) reduced  for  early  retirement,   if  applicable,  on  an  actuarial
          equivalent basis as defined in Exhibit A of Supplement Twenty-nine and

     (iv) disregarding the eligibility requirements of that section.

     3.01(k) For a participant listed on Appendix F who remains continuously employed by an Affiliated Company after July 31, 1997 and retires from active employment on or after age 65, the total benefits under this subsection 3.01(k) shall be the amount determined under Supplement
     Twenty-nine Section 3.01(b)(iv) of the Salaried Plan with the following modifications or clarifications:

     (i) Final Average Monthly Earnings is determined as of the date of calculation, and is limited under Code Section 401(a)(17) as defined by the Salaried Plan,

     (ii) benefits are calculated using the Credited Service at age 65 for the participant under the Plan and treating that Credited Service as if it was earned prior to August 1, 1997, and

    (iii) disregarding the eligibility requirements of that section.


                                   ARTICLE IV

                            TIME AND FORM OF PAYMENT


4.01 Time of Payment Entitlement to payments under this Plan shall commence at the same time as payments under the Salaried Plan to which they relate.

4.02 Form of Payment Payment under this Plan pursuant to Article III, except as provided in individual agreements, shall be made in the form of payment in which the Participant receives his benefit from the Salaried Plan. Actuarial equivalency under this Plan shall be determined by those administering this Plan using the factors used for comparable determinations under the Salaried Plan; provided, however, for purposes of calculating a lump sum, the discount rate and mortality assumptions used by the Company for purposes of calculating pension expense under FAS 87 (or is successor) for this Plan in the year in which the lump sum is paid will be used.

4.03  Method  of  Payment  All  payments   hereunder  shall  be  made  in  cash.


                                    ARTICLE V

                                   BENEFICIARY


5.01 Beneficiary Designation A Participant may designate his Beneficiary to receive benefits under the Plan by completing the appropriate form provided by the Plan Administrator. Any change of Beneficiary must satisfy all requirements for designation of a Beneficiary.

5.02 Proper Beneficiary If the Company has any doubt as to the proper Beneficiary to receive payments hereunder, the Company shall have the right to withhold such payments until the matter is finally adjudicated. However, any payment made by the Company, in good faith and in accordance with this Plan, shall fully discharge the Company and the Plan Administrator from all further obligations with respect to that payment.

5.03 Minor or Incompetent Beneficiary In making any payments to or for the benefit of any minor or an incompetent Beneficiary, the Company, in its sole and absolute discretion, may (a) make a distribution to a legal or natural guardian or other relative of a minor or court appointed committee of such incompetent; or (b) make a payment to any adult with whom the minor or incompetent temporarily or permanently resides. The receipt by a guardian, committee, relative or other person shall be a complete discharge to the Company. Neither the Plan Administrator nor the Company shall have any responsibility to see to the proper application of any payments so made.


                                   ARTICLE VI

                           ADMINISTRATION OF THE PLAN


6.01 Majority Vote All resolutions or other actions taken by the Committee shall be by vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members, at the time in office, if they act without a meeting.

6.02 Finality of Determination Subject to the Plan, the Committee or Plan Administrator shall, from time to time, establish rules, forms and procedures for the administration of the Plan. Except as herein otherwise expressly provided, the Committee and Plan Administrator shall have full and absolute discretion to (i) construe and interpret the Plan, (ii) decide all questions arising with respect to the Plan, including but not limited to, eligibility to participate in the Plan, and (iii) determine the amount, manner and time of payment of any benefits to any Participant or Beneficiary. The respective decisions, actions and records of the Committee and Plan Administrator shall be conclusive and binding upon the Company and all persons having or claiming to have any right or interest in or under the Plan.

6.03 Certificates and Reports The members of the Committee, the Plan Administrator and the officers and directors of the Company shall be entitled to rely on all certificates, opinions, and reports made by any duly appointed accountants and consultants, and on all opinions given by any duly appointed legal counsel, which legal counsel may be counsel for the Company.

6.04 Indemnification and Exculpation The Company shall indemnify and hold harmless each member of the Committee, the Plan Administrator and any person acting on behalf of or pursuant to appointment by the Plan Administrator (hereinafter referred to as "designee") in connection with the administration of the Plan against any and all expenses and liabilities arising out of his membership on the Committee or administration of the Plan or any action or failure to act by the Committee, Plan Administrator, any member of the Committee or any designee, except if such action or failure to act constitutes gross negligence or willful misconduct. Expenses against which a member of the Committee, the Plan Administrator or any designee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement thereof. The foregoing rights of indemnification shall be in addition to any other rights to which the any such member of the Committee, Plan Administrator or designee may be entitled as a matter of law.

6.05 Expenses The expenses of administering the Plan shall be borne by the Company.


                                   ARTICLE VII

                                CLAIMS PROCEDURE


7.01 Written Claim Benefits shall be paid in accordance with the provisions of this Plan. The Participant, or a designated Beneficiary or any other person claiming through the Participant, shall make a written request for benefits under this Plan. This written claim shall be mailed or delivered to the Plan Administrator. Such claim shall be reviewed by the Plan Administrator or his delegate.

7.02 Denied Claim If the claim is denied, in full or in part, the Plan Administrator shall provide a written notice within ninety (90) days setting forth the specific reasons for denial and any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary and appropriate information and explanation of the steps to be taken if a review of the denial is desired.

7.03 Review Procedure If the claim is denied and a review is desired, the Participant (or Beneficiary) shall notify the Plan Administrator, in writing, within sixty (60) days (a claim shall be deemed denied if the Plan Administrator does not take any action within the aforesaid ninety (90) day period) after receipt of the written notice of denial. In requesting a review, the Participant or his Beneficiary may request a review of the Plan document or other pertinent documents with regard to the employee benefit plan created under this agreement, may submit any written issues and comments, may request an extension of time for such written submission of issues and comments and may request that a hearing be held, but the decision to hold a hearing shall be within the sole discretion of the Committee.

7.04 Committee Review The decision on the review of the denied claim shall be rendered by the Committee within sixty (60) days after the receipt of the request for review (if no hearing is held) or within sixty (60) days after the hearing if one is held. The decision shall be written and shall state the specific reasons for the decision including reference to the specific provisions of this Plan on which the decision is based.


                                  ARTICLE VIII

                         NATURE OF COMPANY'S OBLIGATION


8.01 Employer's Obligation Each Employer's payment obligations in connection with the benefits under this Plan shall be an unfunded and unsecured promise to pay the benefit due in accordance with the Plan. No Employer shall be obligated under any circumstances to fund its financial obligations under this Plan;
provided, however, that each Employer may establish a trust and contribute assets to the trust for the purpose of satisfying its obligations under the Plan. An Employer's obligations hereunder shall be discharged and satisfied to the extent proper payments are made from such trust to a Participant or Beneficiary.

8.02 Creditor Status Any assets which an Employer may acquire or set aside to help cover its financial liabilities are and shall remain general assets of such Employer subject to the claims of its general, unsecured creditors. Neither the Employer nor this Plan gives the Participant or any other person any beneficial or equitable ownership interest in any asset of the Employer. All rights of ownership in any such assets are, and remain, in the Employer.

                                   ARTICLE IX

                                  MISCELLANEOUS


9.01 Written Notice Any notice which shall or may be given under this Plan shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Committee or the Plan Administrator, such notice shall be addressed to the Employee Benefits Committee at One ConAgra Drive, Omaha, NE 68102-5001

9.02 Change of Address Any Participant may, from time to time, change the address to which notices shall be mailed by giving written notice of such new address.

9.03 Merger, Consolidation or Acquisition The Plan shall be binding upon each Employer, its assigns, and any successor company which shall succeed to substantially all of its assets and business through merger, acquisition or consolidation, and upon a Participant, his Beneficiary, assigns, heirs, executors and administrators.

9.04 Amendment and Termination The Company, by action of the Committee, retains the sole and unilateral right to terminate, amend, modify or supplement this Plan, in whole or in part, at any time. This right includes the right to make retroactive amendments and the right to discontinue contributions. However, in no event shall the Company have the right to amend the Plan in a manner which adversely affects any rights of any Participant (to the extent already accrued) or, if deceased, such Participant's Beneficiary, including, but not limited to, the right to payment of benefits pursuant to Article III hereof.

9.05 Employment This Plan does not provide a contract of employment between the Employer and the Participant, and, except as provided in any other contractual arrangement, if any, between a Participant and the Employer, the Employer reserves the right to terminate the Participant's employment, for any reason, at any time, notwithstanding the existence of this Plan.

9.06 Nontransferability Except insofar as prohibited by applicable law, no sale, transfer, alienation, assignment, pledge, collateralization or attachment of any benefits under this Plan shall be valid or recognized by the Company. Neither the Participant, his spouse, or designated Beneficiary, shall have any power to hypothecate, mortgage, commute, modify or otherwise encumber in advance of any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony maintenance, owed by the Participant or his Beneficiary, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

9.07 Legal Fees All reasonable legal fees incurred by any Participant (or former Participant) to successfully enforce his valid rights under this Plan shall be paid by the Company in addition to sums due under this Plan.

9.08 Tax Withholding The Company may withhold from a payment any federal, state or local taxes required by law to be withheld with respect to such payment and such sum as the Company may reasonably estimate as necessary to cover any taxes for which the Company may be liable and which may be assessed with regard to such payment.

9.09 Acceleration of Payment The Company reserves the right to accelerate the payment of any benefits payable under this Plan at any time without the consent of the Participant, his estate, his Beneficiary or any other person claiming through the Participant.

9.10 Applicable Law This Plan shall be governed by the laws of the state of Nebraska.

9.11 Effective Date The Plan was adopted effective January 1, 1988. This amended and restated document reflects all Plan amendments through August 1, 2005